UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 04, 2009 (Date of earliest event reported)
TLC Vision Corporation (Exact name of registrant as specified in its charter)

New Brunswick (State or other jurisdiction of incorporation)	000-29302 (Commission File Number)	980151150 (IRS Employer Identification Number)

5280 Solar Drive, Suite 100 (Address of principal executive offices)		L4W 5M8 (Zip Code)
636-534-2300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Press Release announcing Q1 2009 earnings release date.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of TLC Vision Corporation dated May 04, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 04, 2009	TLC VISION CORPORATION By: /s/ VP Investor Relations VP Investor Relations James J. Hyland

Exhibit Index
Exhibit No.	Description
99.1	Press Release of TLC Vision Corporation dated May 04, 2009